FOR IMMEDIATE RELEASE
NEWS RELEASE

Pacira BioSciences Appoints Shawn Cross as Chief Financial Officer

Seasoned Executive Brings More Than 25 Years of Global Financial and Operational Biopharmaceutical Leadership Experience

TAMPA, FL, October 21, 2024 - Pacira BioSciences, Inc. (Nasdaq: PCRX), the industry leader in the delivery of innovative, non-opioid pain therapies, today announced the appointment of Shawn Cross as Chief Financial Officer. In this role, Mr. Cross will be responsible for overseeing all aspects of the company’s financial operations.

“We are delighted to welcome Shawn as our new Chief Financial Officer and look forward to his leadership and guidance as we invest in long-term growth and value creation while maintaining high standards in resource allocation and execution,” said Frank D. Lee, chief executive officer of Pacira BioSciences. “Shawn brings a strong set of experiences in finance and embraces our values to advance our mission to transform the lives of patients.”
“I am proud to join Pacira as I am strongly aligned with the company’s important mission to deliver innovative, non-opioid pain therapies,” said Shawn Cross, chief financial officer of Pacira BioSciences. “Pacira is on strong financial footing with a business that is generating significant cash flow driven by three best-in-class, market-leading products. I am excited to work with the Pacira leadership team as we invest in our next phase of growth and beyond.”

Mr. Cross brings more than 25 years of experience as a biotechnology executive, board member and investment banker. Prior to joining Pacira, Mr. Cross served at Applied Molecular Transport, Inc. (AMT), a biopharmaceutical company committed to developing novel, oral biological therapeutics to treat severe autoimmune, metabolic, and inflammatory diseases. He initially served as AMT’s Chief Financial Officer and led the company through its initial public offering. He was subsequently promoted to President and Chief Operating Officer and later named Chief Executive Officer to lead the company’s merger with Cyclo Therapeutics, Inc., (Nasdaq: CYTH), where he currently serves on the Board of Directors.

Prior to joining AMT, Mr. Cross served as a Managing Director of Healthcare Investment Banking at JMP Securities, Inc. Before that, Mr. Cross held senior roles at Deutsche Bank Securities, and Wells Fargo Securities. He began his investment banking career at Alex. Brown & Sons. He holds a B.S. in Kinesiology from the University of California, Los Angeles and an M.B.A. from Columbia Business School.

On October 3, 2024, and contingent upon Mr. Cross’s appointment as Chief Financial Officer, the Compensation Committee of the Board approved the grant of inducement awards to Mr. Cross. The awards were made pursuant to the Pacira BioSciences, Inc. Amended and Restated 2014 Inducement

Plan (the “Inducement Plan”), which was approved by the Board without stockholder approval pursuant to, and in compliance with, Rule 5635(c)(4) of the Nasdaq Listing Rules.

Mr. Cross’s inducement awards included (i) a non-qualified stock option to purchase an aggregate of 200,000 shares of Pacira’s common stock with an exercise price per share equal to the closing price of Pacira’s common stock as reported on the Nasdaq Global Select Market on November 4, 2024, and, subject to continued service with Pacira as of each vesting date, such option will vest and become exercisable as to 25% of the option shares on November 4, 2025, and vest as to the remaining shares in successive equal quarterly installments over the subsequent three years, and (ii) a restricted stock unit award for 75,000 shares of Pacira’s common stock, subject to continued service with Pacira as of each vesting date, to vest in four equal annual installments beginning on November 1, 2025, in each case, pursuant to the terms and provisions of the Inducement Plan.

About Pacira

Pacira delivers innovative, non-opioid pain therapies to transform the lives of patients. Pacira has three commercial-stage non-opioid treatments: EXPAREL® (bupivacaine liposome injectable suspension), a long-acting local analgesic currently approved for infiltration, fascial plane block, and as an interscalene brachial plexus nerve block for postsurgical pain management; ZILRETTA® (triamcinolone acetonide extended-release injectable suspension), an extended-release, intra-articular injection indicated for the management of osteoarthritis knee pain; and ioveraº®, a novel, handheld device for delivering immediate, long-acting, drug-free pain control using precise, controlled doses of cold temperature to a targeted nerve. The company is also advancing the development of PCRX-201, a novel locally administered gene therapy with the potential to treat large prevalent diseases like osteoarthritis. To learn more about Pacira, visit www.pacira.com.

Forward-Looking Statements

Any statements in this press release about Pacira’s future expectations, plans, trends, outlook, projections and prospects, and other statements containing the words “anticipate,” “believe,” “can,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will,” “would,” and similar expressions, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to Pacira’s future outlook and contributions of new executives, our intellectual property, our growth and future operating results and trends, our strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, including our plans with respect to the repayment of our indebtedness, anticipated product portfolio, development programs, patent terms, development of products, strategic alliances and intellectual property, plans with respect to the Non-Opioids Prevent Addiction in the Nation (“NOPAIN”) Act and other statements that are not historical facts. For this purpose, any statement that is not a statement of historical fact should be considered a forward-looking statement. We cannot assure you that our estimates, assumptions and expectations will prove to have been correct. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to, among others: the integration of our new chief executive officer; risks associated with acquisitions, such as the risk that the acquired businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; our manufacturing and supply chain, global and U.S. economic conditions (including inflation and rising interest rates), and our business, including our revenues, financial condition, cash flow and results of operations; the success of our sales and manufacturing efforts in support of the commercialization of EXPAREL, ZILRETTA and iovera°; the rate and degree of market acceptance of EXPAREL, ZILRETTA and iovera°; the size and growth of the potential markets for EXPAREL, ZILRETTA and iovera° and our ability to serve those markets; our plans to expand the use of EXPAREL, ZILRETTA and iovera° to additional indications and opportunities, and the timing and success of any related clinical trials for EXPAREL, ZILRETTA and iovera°; the commercial success of EXPAREL, ZILRETTA and iovera°; the related timing and success of U.S. Food and Drug Administration supplemental New Drug Applications and premarket notification 510(k)s; the related timing and success of European Medicines Agency Marketing Authorization Applications; our plans to evaluate, develop and pursue additional product candidates utilizing our proprietary multivesicular liposome (“pMVL”) drug delivery technology; the approval of the commercialization of our products in other jurisdictions; clinical trials in support of an existing or potential pMVL-based product; our commercialization and marketing capabilities; our ability to successfully complete capital projects; the outcome of any litigation; the ability to successfully integrate any future acquisitions into our existing business; the recoverability of our deferred tax assets; assumptions associated with contingent consideration payments; the anticipated funding or benefits of our share repurchase program; and factors discussed in the “Risk Factors” of our most recent Annual Report on Form 10-K and in other filings that we periodically make with the Securities and Exchange Commission (the “SEC”). In addition, the forward-looking statements included in this press release represent our views as of the date of this press release. Important factors could cause actual results to differ materially from those indicated or implied by forward-looking statements, and as such we anticipate that subsequent events and developments will cause our views to change. Except as required by applicable law, we undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and readers should not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

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Investor Contact: Susan Mesco, (973) 451-4030 susan.mesco@pacira.com	Media Contact: Sara Marino, (973) 370-5430 sara.marino@pacira.com